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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report : October 16, 2003
               (Date of earliest event reported): October 15, 2003


                         GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)




                 Delaware                                 1-11680                              76-0396023
       (State or Other Jurisdiction                     (Commission                          (IRS Employer
            of Incorporation)                           File Number)                      Identification No.)


                                                      4 Greenway Plaza
                                                    Houston, Texas 77046
                                    (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (832) 676-4853


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On October 15, 2003, we entered into an underwriting agreement with Goldman, Sachs & Co. and certain other underwriters.

We are filing this Current Report on Form 8-K to file documents in connection with that underwriting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.       Description
-----------       --------------------------------------------------------------
1.A*              Underwriting Agreement by and among us, Sabine River Investors
                  I, L.L.C., Goldman, Sachs & Co. and the other underwriters dated October 15, 2003.

5.A* Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the legality of the securities being offered.

23.A*             Consent of Netherland, Sewell & Associates, Inc.

99.A*             Press Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GULFTERRA ENERGY PARTNERS, L.P.,

Date: October 16, 2003                By: /s/ KEITH B. FORMAN
                                          -------------------------------------
                                          Keith B. Forman
                                          Vice President and Chief
                                          Financial Officer



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                                  EXHIBIT INDEX

         Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.


Exhibit No.       Description
-----------       --------------------------------------------------------------
1.A*              Underwriting Agreement by and among us, Sabine River Investors
                  I, L.L.C., Goldman, Sachs & Co. and the other underwriters dated October 15, 2003.

5.A* Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the legality of the securities being offered.

23.A*             Consent of Netherland, Sewell & Associates, Inc.

99.A*             Press Release.